Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
January 31, 2001



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.5220%



        Excess Protection Level
          3 Month Average 4.62%
          January, 2001 6.94%
          December, 2000  0.39%
          November, 2000 6.52%


        Cash Yield19.75%


        Investor Charge Offs 4.73%


        Base Rate 8.08%


        Over 30 Day Delinquency 4.88%


        Seller's Interest11.58%


        Total Payment Rate14.47%


        Total Principal Balance$57,905,967,832.59


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$6,705,277,271.10